Exhibit 99.1
Growing Forward Credit Suisse 2010 Energy Summit February 2, 2010 Thomas J. Webb Executive Vice President and CFO

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS - FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Recent Developments Increased common dividend Filed Electric Rate Case -- $178 million Received air permit for proposed clean coal plant File Certificate of Necessity third quarter Completed $300 million, 6.25% Parent Senior Notes due 2020

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Long-term Strategy

Regulatory Timeline

CMS ENERGY

	2009 Fourth Quarter	2010 First Quarter	2010 Second Quarter	2010 Third Quarter	2010 Fourth Quarter	2011 First Quarter
Gas General Rate Case U-15986	Self implemented $89 million November	✓	Final Order May			
Electric General Rate Case U-16191		Filed $178 million January ✓		Self implement July		Final Order January
Show Cause U-16113 (forestry and O&M in 2007)			ALJ PFD April			
Big Rock Point Decommissioning U-15611	ALJ PFD November					
Clean Coal Plant Certificate of Necessity	Air permit received December			File for Certificate of Necessity		

Energy law balances need for regulatory certainty with customer interests.

5

Electric Rate Case U-16191 ... Amount (mils) O&M $ 49 Gross margin 5 a Investment 106 Cost of capital 18 Total $178 Rate base (bils) $7 Equity ratio (financial) 49.6% Return on equity 11% Test year - 12 months ended June 2011 .... filed January 22; self implementation planned for July 2010. Request Detail _ _ _ _ _ a Sales volume addressed in annual sales decoupling

Balanced Energy Plan ... Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 .... includes new generation from diversified "fuel" sources.

Renewable Energy Growth - Primarily Wind Capital investment $1.2 billion by 2017 Over 55,000 acres of wind easements Collecting meteorological data at the sites Signed PPAs for 9.4 MW renewables in August Evaluating bids for 250 MW of PPAs beginning 2012 and 2014 $80 million annual surcharge 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Voluntary Green Generation Program 71 71 71 71 71 71 71 71 71 71 71 State Renewables Standard Plan 200 200 350 500 500 900 900 150 MW 400 MW State RPS of 10% planned to be met through existing renewables plus 50% build 50% PPA for new renewable sources. Potential federal RPS might require additional capacity by 2020. Status Wind Build & PPA MW 200 MW 150 MW

Energy Optimization Plan ... Six-year plan: 2009-2014 Residential programs focused on Efficient products Weatherization Appliance recycling Early education Business programs focused on Lighting upgrades Operational changes to improve energy efficiency Custom programs for large users Reductions by 2015 5.5% of electric 3.85% of gas $508 million program Approximately $90 million annual surcharge .... approved by MPSC in May 2009.

AMI Program ... 75% Field environment communications 5% Data backhaul communications 20% SAP and other core business systems Billing Customer Information Outage Management Work and Asset Management Enterprise Applications (c) 2008 Consumers Energy Company MDM/MDUS .... well underway.

2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.398 7.756 7.421 6.945 6.412 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base a Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.2 $9.6 $10.3 $11.1 $12.2 New investment based on balancing responsible rate increases, healthy capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan _ _ _ _ _ a Reflects removal of DOE liability from rate base effective May 2009

Strategy Well Underway ... Authorized ROE = 10.7% NOLs and AMT credits No equity near term Avoids dilution .... diversified investment leads to rate base and earnings growth. Enabling Energy Law & Regulation Sales decoupling "UA" tracker "File & Implement" Forward test years Certificate of Need "ROA" cap Renewable energy Energy optimization Annual rate cases Smaller Simpler Investment Risk Mitigation Return Desired Reliability Customer satisfaction Affordable Cost reductions Fuel cost savings Efficiency Customer value Adds jobs

Utility Risk Mitigation ... Electric Gas Revenue 0.6 0.4 Sales $6.3 Billion $5.6 Billion Interest expense 5% Tree trimming and UAs "Tracked" .... recently enhanced. Decoupled Efficiency Economy Weather May Cost Fuel 62% O&M & other 21% "Pass Thru" Investment 11%

What Makes CMS Different? State energy law provides framework for growth Timely regulation minimizes recovery lag Sales decoupling mechanism Uncollectibles tracker Diversified customer base mitigates exposure Solid liquidity NOL and AMT credits avoid need for new equity Diversified Utility investment opportunities boost rate base, EPS, and operating cash flow Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Michigan Energy Law Law balances need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets Appendix 1

ELECTRIC RATE CASE U-16191*
On January 22, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a June 2011 test year. The request seeks authority to recover new investment in system reliability, environmental compliance and technology enhancements. These investments are part of the Company’s Growing Forward strategy which calls for investing more than $6 billion in utility operations over the next five years. The proposed overall rate of return is based on an 11.0% authorized return on equity. If approved, the request would increase customer rates by an average of 5.2%. The $178 million request is detailed below.

Item	$ Millions	Explanation
1. O&M	$49	Generation reliability and environmental: $25 Technology: $24

2. Gross Margin	5	Reduced third-party revenues; lower sales will be addressed in sales decoupling mechanism.

3. Investment	106	Net plant (distribution and generation reliability, environmental and technology): $72 Working capital: $29 Depreciation and property taxes: $21 DOE Liability: ($5) Taxes, AFUDC, and other: ($11)

4. Cost of Capital	18	Higher return on equity (11% vs. 10.7%): $12 Other capitalization costs: $6

Total	$178

	Existing	As Filed		After-Tax
Ratemaking Capital Structure	(U-15645)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	44.80%	41.77%	5.92%	2.47%
Short Term Debt	0.78	1.51	3.96	0.06
Preferred Stock	0.48	0.44	4.46	0.02
Common Equity	40.51	41.49 (1)	11.00	4.56
Deferred FIT	12.80	14.26	0.00	0.00
JDITC/Other	0.63	0.53	8.50	0.05

	100.00%	100.00%		7.16	% (2)

	Existing
Rate Base and Return	(U-15645)	As Filed
Rate Base ($billions)	$6.16	$6.97
Return on Rate Base	6.98%	7.16%
Return on Equity	10.70%	11.00%

(1)	Equivalent to 49.57% on a financial basis.
(2)	Equivalent to 10.10% pre-tax basis.

*	Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-2

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. The request seeks authorization to implement a revenue decoupling mechanism and uncollectibles and pension expense tracking mechanisms. On October 22, the Staff filed its position recommending a $63 million increase. The Staff supported a revenue decoupling mechanism exclusive of weather impacts and net customer charge revenues. The Staff’s proposal would allow the Company to file a true-up within 90 days after the rates set in this proceeding have been in effect for 12 months. Staff did not support the Company’s proposed uncollectibles tracking mechanism, however, the Staff has identified a methodology, should the Commission authorize an uncollectibles tracking mechanism. On October 16, the Company filed a tariff sheet supporting the $89 million revenue increase the Company intends to self implement on November 19. If the self-implemented amount exceeds the amount awarded by the Commission in the final order, the difference would be subject to refund.

			Company
	Company		B/(W)
	Self	MPSC	MPSC
Item	Implement	Staff	Staff	Explanation of Variance
	(mils)	(mils)	(mils)
1. O&M	$17	$1	$(16)	Uncollectible accounts expense: $(12) Manufactured Gas Plant Amortization: $(4) (1)

2. Sales	41	35	(6)	Miscellaneous revenues: $(6)

3. Investment	23	27	4	Manufactured Gas Plant Amortization: $4 (1)

4. Cost of Capital	8	0	(8)	Lower Return on Equity: $(6) (10.70% vs. 11.00%) Lower debt costs: $(1) Lower equity ratio: $(1)

Total	$89	$63	$26

(1)	The Staff classifies Manufactured Gas Plant amortization as depreciation while the Company classifies it as other O&M

	Existing	Consumers Filing	MPSC
Ratemaking Capital Structure	(U-15506)	Percent of Total	Staff
Long Term Debt	42.71%	43.43%	43.58%
Short Term Debt	0.66	0.58	0.34
Preferred Stock	0.49	0.46	0.46
Common Equity	41.78	41.07 (1)	40.78
Deferred Taxes	12.94	13.17	13.30
JDITC/Other	1.42	1.29	1.54

	100.00%	100.00%	100.00%

	Existing	Consumers	MPSC
Rate Base and Return Percentage	(U-15506)	Self Implement	Staff
Rate Base ($billions)	$2.52	$2.76	$2.75
Return on Rate Base	7.03%	7.28%	7.06%
Return on Equity	10.55	11.00	10.70
GAS RATE CASE SCHEDULE — UPDATED AS OF OCTOBER 23, 2009
Hearing on Proposed Tariffs	October 27, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-3

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 4

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 5 base 1 base 2 base 3 Clean Coal Plant AMI Renewables Electric Reliability and Other Gas Compression and Pipeline 0.41 0.07 0.15 0.08 0.1 0.05 0.09 0.05 Utility Investment Plan Diversified investment program that maximizes customer value while meeting regulatory requirements. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15% 2009-2013 Criteria $6.3 billion Regulation and safety requirements Customer savings O&M cost reductions Fuel cost reduction Efficiency increases and customer value Customer service and dependability Reliability improvement Customer satisfaction Appendix 6

Big Rock Point Decommissioning - U-15611 Amount ALJ Staff (mils) (mils) Collected during rate freeze $(100) $(100) Interest (50) (2) Excess decommissioning costs 44 44 Potential refund obligation $(106) $ (58) Proposal for Decision Issue Retention of $100 million collected during rate freeze (1-1-01 to 12-31-03) Decommissioning completed August 2006 Replies to exceptions filed in December Appendix 7

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.1 $ .5 Net NOL cash benefit at 35% $ .4 $ .4 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .7 $ .5 Appendix 8

Michigan Public Service Commission Name Affiliation Date Appointed Term Ends Orjiakor Isiogu, Chairman Democrat September 2007 July 2013 Monica Martinez Democrat July 2005 July 2011 Greg White a Independent December 2009 July 2015 Appendix 9 _ _ _ _ _ a Appointed by Governor to replace Steven Transeth, whose term expired. White served as MPSC legislative liaison; has been with the MPSC for 22 years.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 12/31/2009

		Maturity Amount
F/V	S/U	or Call Date	(000’s)	DEBT/CO
SHORT-TERM DEBT:

F	S	05/15/10	$250,000	4% FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	SHORT-TERM	139,750	*3.375% Convertible Sr Notes Put Date (CMS)

			514,941

LONG-TERM DEBT:
F	U	04/15/11	213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153

F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	34,002	QUIPS 7.75%(CMS) PrefSec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	138,592	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
			$3,902,794
			$5,893,888	TOTAL

			$5,859,886	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$243,532	CECo Securitization Bonds (Long-Term & Short-Term) after 10/20/09 payment
			219,844	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/09
			548	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 12/31/09
			162,807	CECo DOE Liability as of 12/31/09
			214,506	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 12/31/09 (CMS)
			(37,274)	CMS Net unamortized discount as of 12/31/09
			(4,957)	CECo Net unamortized discount as of 12/31/09
			69,221	CMS Enterprises Debt (Long-Term & Short-Term) as of 12/31/09

			$6,762,114	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	— Date that issue can be put to the Company is used instead of maturity date

**	— Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-10